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                                                                    Exhibit 10.4


                         SYNCHRONOSS TECHNOLOGIES, INC.

                           2006 EQUITY INCENTIVE PLAN

                      (AS ADOPTED EFFECTIVE APRIL 25, 2006)

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                                TABLE OF CONTENTS

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ARTICLE 1. INTRODUCTION...........................................................................................1

ARTICLE 2. ADMINISTRATION.........................................................................................1
         2.1    Committee Composition.............................................................................1
         2.2    Committee Responsibilities........................................................................1
         2.3    Committee for Non-Officer Grants..................................................................2

ARTICLE 3. SHARES AVAILABLE FOR GRANTS............................................................................2
         3.1    Basic Limitation..................................................................................2
         3.2    Shares Returned to Reserve........................................................................2
         3.3    Dividend Equivalents..............................................................................2

ARTICLE 4. ELIGIBILITY............................................................................................2
         4.1    Incentive Stock Options...........................................................................2
         4.2    Other Grants......................................................................................3

ARTICLE 5. OPTIONS................................................................................................3
         5.1    Stock Option Agreement............................................................................3
         5.2    Number of Shares..................................................................................3
         5.3    Exercise Price....................................................................................3
         5.4    Exercisability and Term...........................................................................3
         5.5    Modification or Assumption of Options.............................................................3
         5.6    Buyout Provisions.................................................................................4

ARTICLE 6. PAYMENT FOR OPTION SHARES..............................................................................4
         6.1    General Rule......................................................................................4
         6.2    Surrender of Stock................................................................................4
         6.3    Exercise/Sale.....................................................................................4
         6.4    Promissory Note...................................................................................4
         6.5    Other Forms of Payment............................................................................4

ARTICLE 7. AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS...........................................................4
         7.1    Initial Grants....................................................................................4
         7.2    Annual Grants.....................................................................................4
         7.3    Accelerated Exercisability........................................................................5
         7.4    Exercise Price....................................................................................5
         7.5    Term..............................................................................................5
         7.6    Affiliates of Outside Directors...................................................................5

ARTICLE 8. STOCK APPRECIATION RIGHTS..............................................................................5
         8.1    SAR Agreement.....................................................................................5
         8.2    Number of Shares..................................................................................5
         8.3    Exercise Price....................................................................................5
         8.4    Exercisability and Term...........................................................................6
         8.5    Exercise of SARs..................................................................................6
         8.6    Modification or Assumption of SARs................................................................6
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ARTICLE 9. RESTRICTED SHARES......................................................................................6
         9.1    Restricted Stock Agreement........................................................................6
         9.2    Payment for Awards................................................................................6
         9.3    Vesting Conditions................................................................................7
         9.4    Voting and Dividend Rights........................................................................7

ARTICLE 10. STOCK UNITS...........................................................................................7
         10.1   Stock Unit Agreement..............................................................................7
         10.2   Payment for Awards................................................................................7
         10.3   Vesting Conditions................................................................................7
         10.4   Voting and Dividend Rights........................................................................8
         10.5   Form and Time of Settlement of Stock Units........................................................8
         10.6   Death of Recipient................................................................................8
         10.7   Creditors' Rights.................................................................................8

ARTICLE 11. CHANGE IN CONTROL.....................................................................................8
         11.1   Effect of Change in Control.......................................................................8
         11.2   Acceleration......................................................................................9

ARTICLE 12. PROTECTION AGAINST DILUTION...........................................................................9
         12.1   Adjustments.......................................................................................9
         12.2   Dissolution or Liquidation........................................................................9
         12.3   Reorganizations...................................................................................9

ARTICLE 13. AWARDS UNDER OTHER PLANS.............................................................................11

ARTICLE 14. PAYMENT OF DIRECTOR'S FEES IN SECURITIES.............................................................11
         14.1   Effective Date...................................................................................11
         14.2   Elections to Receive NSOs, Restricted Shares or Stock Units......................................11
         14.3   Number and Terms of NSOs, Restricted Shares or Stock Units.......................................11

ARTICLE 15. LIMITATION ON RIGHTS.................................................................................11
         15.1   Retention Rights.................................................................................11
         15.2   Stockholders' Rights.............................................................................11
         15.3   Regulatory Requirements..........................................................................11

ARTICLE 16. WITHHOLDING TAXES....................................................................................12
         16.1   General..........................................................................................12
         16.2   Share Withholding................................................................................12

ARTICLE 17. FUTURE OF THE PLAN...................................................................................12
         17.1   Term of the Plan.................................................................................12
         17.2   Amendment or Termination.........................................................................12
         17.3   Stockholder Approval.............................................................................12

ARTICLE 18. DEFINITIONS..........................................................................................13
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                         SYNCHRONOSS TECHNOLOGIES, INC.

                           2006 EQUITY INCENTIVE PLAN

      ARTICLE 1. INTRODUCTION.

            The Plan was adopted by the Board to be effective at the IPO. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute ISOs or NSOs) or stock appreciation rights.

            The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

      ARTICLE 2. ADMINISTRATION.

            2.1 COMMITTEE COMPOSITION. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, each member of the Committee shall meet the following requirements:

                  (a) Any listing standards prescribed by the principal securities market on which the Company's equity securities are traded;

                  (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code;

                  (c) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                  (d) Any other requirements imposed by applicable law, regulations or rules.

            2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan, (d) make all other decisions relating to the operation of the Plan and (e) carry out any other duties delegated to it by the Board. The Committee may adopt such

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rules or guidelines as it deems appropriate to implement the Plan. The
Committee's determinations under the Plan shall be final and binding on all persons.

            2.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not Outside Directors and are not considered executive officers of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

      ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

            3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed (a) 2,000,000 Common Shares plus the number of Common Shares remaining available for issuance under the 2000 Stock Plan on the date of the IPO and (b) the additional Common Shares described in Section 3.2. The number of Common Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Common Shares that then remain available for issuance under the Plan. All Common Shares available under the Plan may be issued upon the exercise of ISOs. The limitations of this Section 3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 12.

            3.2 SHARES RETURNED TO RESERVE. If Options, SARs or Stock Units under this Plan or the 2000 Stock Plan are forfeited or terminate for any other reason before being exercised or settled, then the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under this Plan. If Restricted Shares or Common Shares issued upon the exercise of Options under this Plan or the 2000 Stock Plan are forfeited or reacquired by the Company, then such Common Shares shall again become available for issuance under this Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for issuance under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for issuance under the Plan.

            3.3 DIVIDEND EQUIVALENTS. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Stock Units.

      ARTICLE 4. ELIGIBILITY.

            4.1 INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be

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eligible for the grant of an ISO unless the requirements set forth in section
422(c)(5) of the Code are satisfied.

            4.2 OTHER GRANTS. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

      ARTICLE 5. OPTIONS.

            5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in
Section 6.2.

            5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 12. Options and SARs granted to any Participant in a single fiscal year of the Company shall not cover more than 2,000,000 Common Shares in the aggregate, except that Options and SARs granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not cover more than 3,000,000 Common Shares in the aggregate. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12.

            5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.

            5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

            5.5 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, reprice, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall,

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without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

            5.6 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

      ARTICLE 6. PAYMENT FOR OPTION SHARES.

            6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except that the Committee at its sole discretion may accept payment of the Exercise Price in any other form(s) described in this Article 6. However, if the Optionee is an Outside Director or executive officer of the Company, he or she may pay the Exercise Price in a form other than cash or cash equivalents only to the extent permitted by section 13(k) of the Exchange Act.

            6.2 SURRENDER OF STOCK. With the Committee's consent, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date the new Common Shares are purchased under the Plan.

            6.3 EXERCISE/SALE. With the Committee's consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

            6.4 PROMISSORY NOTE. With the Committee's consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.

            6.5 OTHER FORMS OF PAYMENT. With the Committee's consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

      ARTICLE 7. AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

            7.1 INITIAL GRANTS. Each Outside Director who first becomes a member of the Board after the date of the Company's initial public offering shall receive a one-time grant of an NSO covering 25,000 Common Shares. Such NSO shall be granted on the date such Outside Director first joins the Board and shall become exercisable in three equal annual installments over the three-year period commencing on the date of grant. An Outside Director who previously was an Employee shall not receive a grant under this Section 7.1.

            7.2 ANNUAL GRANTS. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2006 or thereafter, each Outside Director who will

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continue serving as a member of the Board thereafter shall receive an NSO covering 10,000 Common Shares, except that such NSO shall not be granted in the calendar year in which the same Outside Director received the NSO described in
Section 7.1. NSOs granted under this Section 7.2 shall become exercisable in 12 equal monthly installments commencing on the date of grant. An Outside Director who previously was an Employee shall be eligible to receive grants under this
Section 7.2.

            7.3 ACCELERATED EXERCISABILITY. All NSOs granted to a Outside Director under this Article 7 shall also become exercisable in full in the event that the Company is subject to a Change in Control before such Outside Director's Service terminates. Acceleration of exercisability may also be required by Section 12.3.

            7.4 EXERCISE PRICE. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2 and 6.3.

            7.5 TERM. All NSOs granted to an Outside Director under this Article 7 shall terminate on the earlier of (a) the date 10 years after the date of grant or (b) the date 12 months after the termination of such Outside Director's Service for any reason.

            7.6 AFFILIATES OF OUTSIDE DIRECTORS. The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this
Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the Service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the Service of the Outside Director.

      ARTICLE 8. STOCK APPRECIATION RIGHTS.

            8.1 SAR AGREEMENT. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

            8.2 NUMBER OF SHARES. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 12. Options and SARs granted to any Participant in a single fiscal year of the Company shall not cover more than 2,000,000 Common Shares in the aggregate, except that Options and SARs granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not cover more than 3,000,000 Common Shares in the aggregate. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12.

            8.3 EXERCISE PRICE. Each SAR Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.

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            8.4 EXERCISABILITY AND TERM. Each SAR Agreement shall specify the date all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

            8.5 EXERCISE OF SARS. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

            8.6 MODIFICATION OR ASSUMPTION OF SARS. Within the limitations of the Plan, the Committee may modify, reprice, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

      ARTICLE 9. RESTRICTED SHARES.

            9.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

            9.2 PAYMENT FOR AWARDS. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, property, full-recourse promissory notes, past services and future services. If the Participant is an Outside Director or executive officer of the Company, he or she may pay for Restricted Shares with a promissory note only to the extent permitted by section 13(k) of the Exchange Act. Within the limitations of the Plan, the Committee may accept the cancellation of outstanding options in return for the grant of Restricted Shares.

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            9.3 VESTING CONDITIONS. Each Award of Restricted Shares may or may
not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee. The Company's independent auditors shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix
A. The Committee shall identify such target not later than the 90th day of such period. In no event shall more than 2,000,000 Restricted Shares that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company, subject to adjustment in accordance with
Article 12. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to employment termination after a Change in Control.

            9.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

      ARTICLE 10. STOCK UNITS.

            10.1 STOCK UNIT AGREEMENT. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

            10.2 PAYMENT FOR AWARDS. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

            10.3 VESTING CONDITIONS. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall identify such target not later than the 90th day of such period. In no event shall more than 2,000,000 Stock Units that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company, subject to adjustment in accordance with
Article 12. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The

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Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to employment termination after a Change in Control. In addition, acceleration of vesting may be required under Section 11.3.

            10.4 VOTING AND DIVIDEND RIGHTS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

            10.5 FORM AND TIME OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 12.

            10.6 DEATH OF RECIPIENT. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

            10.7 CREDITORS' RIGHTS. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

      ARTICLE 11. CHANGE IN CONTROL

            11.1 EFFECT OF CHANGE IN CONTROL. In the event of any Change in Control, each outstanding Award shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all

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of the shares of Common Stock at the time subject to such Award and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Award shall not so accelerate if and to the extent such Award is, in connection with the Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Award for shares of the capital stock of the successor corporation (or parent thereof). The determination of Award comparability shall be made by the Committee, and its determination shall be final, binding and conclusive.

            11.2 ACCELERATION. The Committee shall have the discretion, exercisable either at the time the Award is granted or at any time while the Award remains outstanding, to provide for the automatic acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the Change in Control.

      ARTICLE 12. PROTECTION AGAINST DILUTION.

            12.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding adjustments shall automatically be made in each of the following:

                  (a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

                  (b) The limitations set forth in Sections 3.1, 5.2, 8.2, 9.3 and 10.3;

                  (c) The number of Common Shares covered by each outstanding Option and SAR;

                  (d) The Exercise Price under each outstanding Option and SAR;
or

                  (e) The number of Stock Units included in any prior Award that has not yet been settled.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 12, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

            12.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

            12.3 REORGANIZATIONS. In the event that the Company is a party to a merger or consolidation, all outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement shall provide for one or more of the following:

                  (a) The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).

                  (b) The assumption of such outstanding Awards by the surviving corporation or its parent, provided that the assumption of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).

                  (c) The substitution by the surviving corporation or its parent of new awards for such outstanding Awards, provided that the substitution of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).

                  (d) Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to such Options and SARs, followed by the cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of such merger or consolidation. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation.

                  (e) The cancellation of outstanding Options and SARs and a payment to the Optionees equal to the excess of (i) the Fair Market Value of the Common Shares subject to such Options and SARs (whether or not such Options and SARs are then exercisable or such Common Shares are then vested) as of the closing date of such merger or consolidation over (ii) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Options and SARs would have become exercisable or such Common Shares would have vested. Such payment may be subject to vesting based on the Optionee's continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Options and SARs would have become exercisable or such Common Shares would have vested. If the Exercise Price of the Common Shares subject to such Options and SARs exceeds the Fair Market Value of such Common Shares, then such Options and SARs may be cancelled without making a payment to the Optionees. For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

                  (f) The cancellation of outstanding Stock Units and a payment to the Participants equal to the Fair Market Value of the Common Shares subject to such Stock Units (whether or not such Stock Units are then vested) as of the closing date of such merger or consolidation. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Stock Units would have vested. Such payment may be subject to vesting based on the Participant's continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested. For purposes of this Subsection (f), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

      ARTICLE 13. AWARDS UNDER OTHER PLANS.

            The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

      ARTICLE 14. PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

            14.1 EFFECTIVE DATE. No provision of this Article 13 shall be effective unless and until the Board has determined to implement such provision.

            14.2 ELECTIONS TO RECEIVE NSOS, RESTRICTED SHARES OR STOCK UNITS. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 13 shall be filed with the Company on the prescribed form.

            14.3 NUMBER AND TERMS OF NSOS, RESTRICTED SHARES OR STOCK UNITS. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.

      ARTICLE 15. LIMITATION ON RIGHTS.

            15.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

            15.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

            15.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

      ARTICLE 16. WITHHOLDING TAXES.

            16.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

            16.2 SHARE WITHHOLDING. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date they are withheld or surrendered.

      ARTICLE 17. FUTURE OF THE PLAN.

            17.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of the IPO. The Plan shall remain in effect until the earlier of (a) the date the Plan is terminated under Section 17.2 or (b) the 10th anniversary of the date the Board adopted the Plan. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan effective date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon effectiveness of the Plan, remain outstanding in accordance with their terms. Each outstanding option under the Predecessor Plan shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock.

            17.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

            17.3 STOCKHOLDER APPROVAL. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. However, section 162(m) of the Code may require that the Company's stockholders approve:

                  (a) The Plan not later than the first regular meeting of stockholders that occurs in the fourth calendar year following the calendar year in which the Company's initial public offering occurred; and

                  (b) The performance criteria set forth in Appendix A not later than the first meeting of stockholders that occurs in the fifth year following the year in which the Company's stockholders previously approved such criteria.

      ARTICLE 18. DEFINITIONS.

            18.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

            18.2 "AWARD" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

            18.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

            18.4 "CHANGE IN CONTROL" means:

                  (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and
(ii) any direct or indirect parent corporation of such continuing or surviving entity;

                  (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

                  (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:

                        (i) Had been directors of the Company on the date 24 months prior to the date of such change in the composition of the Board (the "Original Directors"); or

                        (ii) Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this Paragraph (ii); or

                  (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

            18.5 "CODE" means the Internal Revenue Code of 1986, as amended.

            18.6 "COMMITTEE" means a committee of the Board, as described in
Article 2.

            18.7 "COMMON SHARE" means one share of the common stock of the Company.

            18.8 "COMPANY" means Synchronoss Technologies, Inc., a Delaware corporation.

            18.9 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor.

            18.10 "EMPLOYEE" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

            18.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            18.12 "EXERCISE PRICE," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

            18.13 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

            18.14 "IPO" means the initial public offering of the Company's Common Shares.

            18.15 "ISO" means an incentive stock option described in section 422(b) of the Code.

            18.16 "NSO" means a stock option not described in sections 422 or 423 of the Code.

            18.17 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

            18.18 "OPTIONEE" means an individual or estate who holds an Option or SAR.

            18.19 "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee.

            18.20 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

            18.21 "PARTICIPANT" means an individual or estate who holds an Award.

            18.22 "PLAN" means this Synchronoss Technologies, Inc. 2006 Equity Incentive Plan, as amended from time to time.

            18.23 "PREDECESSOR PLAN" means the Company's existing 2000 Stock
Plan.

            18.24 "RESTRICTED SHARE" means a Common Share awarded under the Plan.

            18.25 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

            18.26 "SAR" means a stock appreciation right granted under the Plan.

            18.27 "SAR AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

            18.28 "SERVICE" means service as an Employee, Outside Director or Consultant.

            18.29 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

            18.30 "STOCK UNIT" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

            18.31 "STOCK UNIT AGREEMENT" means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

            18.32 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                                   APPENDIX A

                   PERFORMANCE CRITERIA FOR RESTRICTED SHARES

The performance goals that may be used by the Committee for awards of Restricted Shares shall consist of: operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, revenues, shareholder return and/or value, stock price and working capital. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Profit, earnings and revenues used for any performance goal measurement shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial performance appearing in the Company's annual report to shareholders for the applicable year.

            SYNCHRONOSS TECHNOLOGIES, INC. 2006 EQUITY INCENTIVE PLAN

                          NOTICE OF STOCK OPTION GRANT

                  You have been granted the following option to purchase shares of the Common Stock of Synchronoss Technologies, Inc. (the "Company"):

Name of Optionee:                          <<Name>>

Total Number of Shares:                    <<TotalShares>>

Type of Option:                            <<ISO>> Incentive Stock Option

                                           <<NSO>> Nonstatutory Stock Option

Exercise Price Per Share:                  $<<PricePerShare>>

Date of Grant:                             <<DateGrant>>

Vesting Commencement Date:                 <<VestDay>>

Vesting Schedule:                          This option becomes exercisable with
                                           respect to the first 25% of the
                                           Shares subject to this option when
                                           you complete 12 months of continuous
                                           Service from the Vesting Commencement
                                           Date. Thereafter, this option becomes
                                           exercisable with respect to an
                                           additional 1/48th of the Shares
                                           subject to this option when you
                                           complete each month of Service.

Expiration Date:                           <<ExpDate>>. This option expires
                                           earlier if your Service terminates
                                           earlier, as described in the Stock
                                           Option Agreement.

You and the Company agree that this option is granted under and governed by the terms and conditions of the 2006 Equity Incentive Plan (the "Plan") and the Stock Option Agreement, both of which are attached to and made a part of this document.

You further agree that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify you by email.

OPTIONEE:                          SYNCHRONOSS TECHNOLOGIES, INC.

                                   By:
-----------------------------         ------------------------------------------

                                   Title:
                                         ---------------------------------------

TAX TREATMENT                This option is intended to be an incentive stock
                             option under section 422 of the Internal Revenue
                             Code or a nonstatutory stock option, as provided in
                             the Notice of Stock Option Grant.

VESTING This option becomes exercisable in installments, as shown in the Notice of Stock Option Grant.

                             This option will in no event become exercisable for additional shares after your Service has terminated for any reason. For purposes of this Agreement, "SERVICE" means your service as an Employee, Outside Director or Consultant.

TERM This option expires in any event at the close of business at Company headquarters on the Expiration
                             Date shown in the Notice of Stock Option Grant, which is not later than the day before the 10th anniversary of the Date of Grant. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION          If your Service terminates for any reason except
                             death or total and permanent disability, then this
                             option will expire at the close of business at
                             Company headquarters on the date three months after
                             your termination date. The Company determines when
                             your Service terminates for this purpose.

DEATH If you die before your Service terminates, then this option will expire at the close of business at Company headquarters on the date 12 months after the date of death.

DISABILITY                   If your Service terminates because of your total
                             and permanent disability, then this option will
                             expire at the close of business at Company
                             headquarters on the date 12 months after your
                             termination date.

                             For all purposes under this Agreement, "total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

LEAVES OF ABSENCE AND        For purposes of this option, your Service does not
PART-TIME WORK               terminate when you go on a  military leave, a sick
                             leave or another bona fide leave of absence, if

                             the leave was approved by the Company in writing.
                             But your Service terminates when the approved leave ends, unless you immediately return to active work.

                             If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option
                             Grant may be adjusted in accordance with the Company's leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company's part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

RESTRICTIONS ON EXERCISE     The Company will not permit you to exercise this
                             option if the issuance of shares at that time would
                             violate any law or regulation.

NOTICE OF EXERCISE           When you wish to exercise this option, you must
                             notify the Company by filing the proper "Notice of
                             Exercise" form at the address given on the form.
                             Your notice must specify how many shares you wish
                             to purchase. Your notice must also specify how your
                             shares should be registered. The notice will be
                             effective when the Company receives it.

                             If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT              When you submit your notice of exercise, you must
                             include payment of the option exercise price for
                             the shares that you are purchasing. To the extent
                             permitted by applicable law, payment may be made in
                             one (or a combination of two or more) of the
                             following forms:

                             - Your personal check, a cashier's check or a money order.

                             - Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you. However, you may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

                             - Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

WITHHOLDING TAXES AND        You will not be allowed to exercise this option
STOCK WITHHOLDING            unless you make arrangements  acceptable to the
                             Company to pay any withholding taxes that may be
                             due as a result of the option exercise. With the
                             Company's consent, these arrangements may include
                             withholding shares of Company stock that otherwise
                             would be issued to you when you exercise this
                             option. The value of these shares, determined as of
                             the effective date of the option exercise, will be
                             applied to the withholding taxes.

RESTRICTIONS ON RESALE       You agree not to sell any option shares at a time
                             when applicable laws, Company policies or an
                             agreement between the Company and its underwriters
                             prohibit a sale. This restriction will apply as
                             long as your Service continues and for such period
                             of time after the termination of your Service as
                             the Company may specify.

TRANSFER OF OPTION           Prior to your death, only you may exercise this
                             option. You cannot transfer or assign this option.
                             For instance, you may not sell this option or use
                             it as security for a loan. If you attempt to do any
                             of these things, this option will immediately
                             become invalid. You may, however, dispose of this
                             option in your will or a beneficiary designation.

                             Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your option in any other way.

RETENTION RIGHTS             Your option or this Agreement does not give you the
                             right to be retained by the Company or a subsidiary
                             of the Company in any capacity. The Company and its
                             subsidiaries reserve the right to terminate your
                             Service at any time, with or without cause.

STOCKHOLDER RIGHTS           You, or your estate or heirs, have no rights as a
                             stockholder of the Company until you have exercised
                             this option by giving the required notice to the
                             Company and paying the exercise price. No
                             adjustments are made for dividends or other rights
                             if the applicable record date occurs before you
                             exercise this option, except as described in the
                             Plan.

ADJUSTMENTS                  In the event of a stock split, a stock dividend or
                             a similar change in Company stock, the number of
                             shares covered by this option and the

                             exercise price per share may be adjusted pursuant to the Plan.

APPLICABLE LAW               This Agreement will be interpreted and enforced
                             under the laws of the State of Delaware (without
                             regard to their choice-of-law provisions).

THE PLAN AND OTHER           The text of the Plan is incorporated in this
AGREEMENTS                   Agreement by reference. Capitalized terms not
                             otherwise defined in this Agreement shall be
                             defined as set forth in the Plan.

                             This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.
                             This Agreement may be amended only by another written agreement between the parties.

 BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND
                   CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.